UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934




       Date of Report (Date of earliest event reported):  MAY 1, 1998



                               ZERO CORPORATION
            (Exact name of registrant as specified in its charter)



         DELAWARE                     1-5260              95-1718077
   (State or other jurisdiction     (Commission          (IRS Employer
       of incorporation)            File Number)         Identification No.)


       444 SOUTH FLOWER STREET, LOS ANGELES, CALIFORNIA    90071-2922
        (Address of principal executive offices)          (Zip Code)


     Registrant's telephone number, including area code   (213) 629-7000

ITEM 5.  Other Events.

ZERO Corporation (the "Company") is filing this Current Report on Form 8-K to restate its earnings per share information and to file as exhibits the related restated financial data schedules for prior fiscal years and interim periods not already so restated.

As disclosed in the Company's Quarterly Report on Form 10-Q for its third quarter ended December 31, 1997, the Company adopted during that period
Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share," as required, and, in that Form 10-Q included restated earnings per share information for the three months and nine months ended December 31, 1997.

The following tables set forth the restated earnings per share information required by SFAS No. 128 for the required fiscal years and for the interim periods not previously restated:

A.  EARNINGS PER SHARE - FOR EACH OF THE LAST FIVE FISCAL YEARS:
(In thousands, except per share amounts)

                                         For the years ended March 31,
                                  1997      1996      1995      1994      1993
NET INCOME:
 Net income                     $ 15,888  $ 16,950  $ 14,825  $ 12,851  $ 11,635
BASIC EARNINGS PER SHARE:
 Weighted average common shares
   outstanding                    12,177    15,719    15,936    15,854    15,731
 Earnings Per Share             $   1.30  $   1.08  $   0.93  $   0.81  $   0.74
DILUTED EARNINGS PER SHARE:
 Weighted average common and
   equivalent shares outstanding  12,415    15,866    16,020    15,958    15,792
 Earnings Per Share             $   1.28  $   1.07  $   0.93  $   0.81  $   0.74

B.  EARNINGS PER SHARE - FOR QUARTERS ENDED JUNE 30, 1997 AND
SEPTEMBER 30, 1997 AND FOR EACH QUARTER OF THE LAST TWO FISCAL YEARS:
(In thousands, except per share amounts)

                                                For the quarters ended,
                                               Jun 30,           Sep 30,
                                                1997              1997
NET INCOME:
 Net income                                   $ 4,803           $ 6,517
BASIC EARNINGS PER SHARE:
 Weighted average common shares
   outstanding                                 12,264            12,314
 Earnings Per Share                           $  0.39           $  0.53
DILUTED EARNINGS PER SHARE:
 Weighted average common and equivalent
   shares outstanding                          12,534            12,626
 Earnings Per Share                           $  0.38           $  0.52

                                      For the quarters ended,         Fiscal
                                 Jun 30,  Sep 30,  Dec 31,  Mar 31,   1997
                                  1996     1996     1996     1997     Total
NET INCOME:
 Net income                     $ 3,800  $ 3,722  $ 4,199  $ 4,167  $ 15,888
BASIC EARNINGS PER SHARE:
 Weighted average common shares
   outstanding                   12,119   12,165   12,180   12,245    12,177
 Earnings Per Share             $  0.31  $  0.31  $  0.34  $  0.34  $   1.30
DILUTED EARNINGS PER SHARE:
 Weighted average common and
   equivalent shares outstanding 12,392   12,411   12,381   12,474    12,415
 Earnings Per Share             $  0.31  $  0.30  $  0.34  $  0.33  $   1.28

                                      For the quarters ended,         Fiscal
                                 Jun 30,  Sep 30,  Dec 31,  Mar 31,   1996
                                  1995     1995     1995     1996     Total
NET INCOME:
 Net income                     $ 3,707  $ 4,550  $ 3,852  $ 4,841  $ 16,950
BASIC EARNINGS PER SHARE:
 Weighted average common shares
   outstanding                   15,974   16,044   16,081   14,776    15,719
 Earnings Per Share             $  0.23  $  0.28  $  0.24  $  0.33  $   1.08
DILUTED EARNINGS PER SHARE:
 Weighted average common and
   equivalent shares outstanding 16,094   16,210   16,251   14,908    15,866
 Earnings Per Share             $  0.23  $  0.28  $  0.24  $  0.32  $   1.07

C. EARNINGS PER SHARE - CALCULATION FOR EACH OF THE LAST THREE FISCAL YEARS:
(In thousands, except per share amounts)

                                              For the years ended March 31,
                                                1997      1996      1995
NUMERATOR:
 Net income                                   $ 15,888  $ 16,950  $ 14,825
DENOMINATOR:
 Weighted average common shares outstanding
   for basic earnings per share                 12,177    15,719    15,936
 Net effect of dilutive options based on the
   treasury stock method using average
   market price                                    238       147        84
Weighted average common and equivalent
   shares outstanding for diluted earnings
   per share                                    12,415    15,866    16,020
BASIC EARNINGS PER SHARE                      $   1.30  $   1.08  $   0.93
DILUTED EARNINGS PER SHARE                    $   1.28  $   1.07  $   0.93

ITEM 7.  EXHIBITS.

(c) See Index to Exhibits on page 7, which is incorporated herein by reference.


                                   SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ZERO CORPORATION



Date:   MAY 1, 1998                       /s/ GEORGE A. DANIELS
                                          George A. Daniels
                                          Vice President and
                                          Chief Financial Officer




Date:   MAY 1, 1998                       /s/ DIANE N. KAJIKAMI
                                          Diane N. Kajikami
                                          Controller and
                                          Chief Accounting Officer

                             ZERO CORPORATION

                             INDEX TO EXHIBITS

                          FORM 8-K CURRENT REPORT
                       Date of Report:  May 1, 1998

Exhibit
Number              Description                                   Page No.
27.397              Restated Financial Data Schedule              8
                    (fiscal year ended March 31, 1997)
27.396              Restated Financial Data Schedule              9
                    (fiscal year ended March 31, 1996)
27.395              Restated Financial Data Schedule              10
                    (fiscal year ended March 31, 1995)
27.1297             Restated Financial Data Schedule              11
                    (nine month period ended December 31, 1997)
27.997              Restated Financial Data Schedule              12
                    (six month period ended September 30, 1997)
27.697              Restated Financial Data Schedule              13
                    (three month period ended June 30, 1997)
27.1296             Restated Financial Data Schedule              14
                    (nine month period ended December 31, 1996)
27.996              Restated Financial Data Schedule              15
                    (six month period ended September 30, 1996)
27.696              Restated Financial Data Schedule              16
                    (three month period ended June 30, 1996)
27.1295             Restated Financial Data Schedule              17
                    (nine month period ended December 31, 1995)
27.995              Restated Financial Data Schedule              18
                    (six month period ended September 30, 1995)
27.695              Restated Financial Data Schedule              19
                    (three month period ended June 30, 1995)